SUMMARY PROSPECTUS
Franklin Equity Portfolio Fund Franklin ETF Trust July 10, 2020 as amended April 16, 2021

TICKER: FEPFX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated July 10, 2020, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Equity Portfolio Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.25%
Distribution and service (12b-1) fees	None
Other expenses[1]	2.92%
Acquired fund fees and expenses[1]	0.04%
Total annual Fund operating expenses	3.21%
Fee waiver and/or expense reimbursement[2]	-2.71%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	0.50%

1. Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

2. The investment manager has contractually agreed to waive or assume certain expenses so that total expenses (including acquired fund fees and expenses, but excluding Rule 12b-1 fees and certain non-routine expenses) of the Fund do not exceed 0.50%, until July 31, 2021. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the Board of Trustees except to add series and classes to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 51	$ 734

Portfolio Turnover

A mutual fund generally pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when mutual fund shares are held in a taxable account.

Principal Investment Strategies

The Fund seeks to achieve its investment goal by investing primarily in other Franklin Templeton mutual funds and Franklin Templeton and third-party exchange-traded funds (ETFs) (together, the “underlying funds”). Through the Fund’s investments in the underlying funds, under normal market conditions the Fund invests at least 80% of its net assets in equity securities and other instruments that have economic characteristics similar to equity securities.

The Fund primarily invests in underlying funds that provide exposure to U.S. and international equity securities, including emerging markets securities, of any market capitalization. In choosing underlying funds, the investment manager considers the underlying funds’ foreign and domestic exposure and market capitalization ranges. In addition, the investment manager evaluates the risk level of each underlying fund by analyzing factors such as: (a) the underlying fund's performance, including comparative performance against its benchmark indices and its Morningstar peer group, (b) the correlation of the underlying fund's performance with other underlying funds and their corresponding benchmark indices, and (c) volatility.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Investing in Underlying Funds   Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goals. In addition, shareholders of the Fund indirectly bear the fees and expenses of the underlying funds.

Investing in ETFs   The Fund’s investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities or an ETF may trade at a premium or discount to its net asset value. In addition, investing in an ETF may also be more costly than if the Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

The risks described below are the applicable principal risks for the Fund based on the principal risks of the underlying funds in which the Fund invests. For purposes of the discussion below, "Fund" means the Fund and/or one or more of the underlying funds in which the Fund invests.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Small and Mid Capitalization Companies   Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Large Capitalization Companies   Large companies may underperform relative to small and mid capitalization companies because they may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

U.S. Securities   U.S. securities can be volatile in response to various forces including political and economic events, federal and state budget deficits; unpredictability of U.S. legislation on financial reform, healthcare, tax reform and infrastructure; risks of "trade wars;" and persistently low interest rates.

Foreign Securities (non-U.S.)   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

The investment manager of certain underlying funds may use modeling systems to implement its investment strategies for the funds. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to a fund even if they are accurate. They may negatively affect fund performance and the ability of the fund to meet its investment goal for various reasons including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Performance

Because the Fund is new, it has no performance history. Once the Fund has commenced operations, you can obtain updated performance information by calling (800) DIAL BEN/342-5236. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Thomas A. Nelson, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2020).

Wylie Tollette, CFA   Executive Vice President of Advisers and portfolio manager of the Fund since April 2021.

Berkeley Revenaugh   Portfolio Manager of Advisers and portfolio manager of the Fund since April 2021.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or redeemed on any business day through Franklin Templeton Investor Services, the Fund’s transfer agent (P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. Requests to buy and sell shares are processed at the NAV next calculated after the Fund receives the request in proper form. The minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). There is no minimum investment for subsequent purchases. Investors on the MyFi™ platform, which is a digital investment advisory service (also known as a “robo-advisor”) managed by Advisers, are not subject to these minimum investments, but may be subject to minimum purchase requirements for investments through the platform. Please see www.myfirobo.com for more information about the terms and services of the MyFi platform.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Equity Portfolio Fund

Investment Company Act file #811-22801
© 2021 Franklin Templeton. All rights reserved.
6003 PSUM 04/21	00247920